UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2019

ECO SCIENCE SOLUTIONS, INC.
(Exact name of Company as specified in its charter)

Nevada	333-166487	46-4199032
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1135 Makawao Avenue, Suite 103-188 Makawao, Hawaii 96768
(Address of principal executive offices)

(800) 379-0226
(Company's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Section 8 – Other Events

Item 8.01 Other Events
As reported in Eco Science Solutions Inc. ("the Company" or "ESSI") Annual Report on Form 10-K, Item 3 - Legal Proceedings, for the fiscal year ending January 31, 2019, as filed June 28, 2019,  the United States Government filed a Superseding Indictment in the United States District Court for the Southern District of  California as to Gannon Giguiere ("Defendant') in which it alleged that Defendant engaged in a scheme to manipulate the market for the common stock of two penny stock issuers, including ESSI. On July 23, 2019, Defendant entered into a plea agreement (the "Plea Agreement") with the United States in which Defendant agreed to "plead guilty to Count 1 of the Superseding Indictment," which count charged an alleged conspiracy that did not involve the common stock of ESSI.   Under the Plea Agreement, the Government further "agree[d] to move to dismiss all of the remaining charges when Defendant is sentenced" including, but not limited to, all charges involving the common stock of ESSI.  On July 23, 2019, a Magistrate Judge for the Southern District of California entered his finding and recommendations in which he recommended that the District Judge "accept the Defendant's guilty plea to [count] One (1) of the Superseding Indictment."   For a complete description of the contents and conditions of the Plea Agreement, the Company refers to the publicly available Plea Agreement.
About Eco Science Solutions, Inc.

With headquarters in Maui, Hawaii, Eco Science Solutions, Inc. is a bio and software technology-focused Company targeting the multibillion-dollar health and wellness industry. As Consumers continue to take ownership of their health, wellness and alternative medicines they consume, there is a growing shift away from the sole dependence on large pharmaceutical companies and prescription drugs.  Thus, in 2019 and beyond, there will be a growing need for both established and new health and wellness businesses to market to this increasing demand.

Eco Science Solutions, Inc. continues to focus on becoming a premier health, wellness and alternative medicines business by effectively servicing and connecting wisely conscious consumers with like-minded businesses.  The Company's consumer initiatives are centered on education and connecting consumers with various holistic health, wellness and alternative medicine businesses.  Its business initiatives are focused on developing technology solutions coupled with data analytics to help those very same holistic health and wellness businesses to be more effective in their abilities to connect, market, and sell to consumers.

Through our recent acquisition of Ga-Du, ESSI's core is now a 360-degree ecosystem for business location, localized communications between consumers and business operators, on-topic social networking, inventory management / selection, payment facilitation and delivery arrangement. The Company's holistic commerce and content platform enables health, wellness and alternative medicine enthusiasts to easily locate, access, and connect with others to facilitate the research of and purchasing of eco-science friendly products.
* Eco Science Solutions, Inc. is not in the business of growing, manufacturing, or distributing cannabis.

FORWARD LOOKING STATEMENTS

Certain statements in this Current Report Form 8-K may contain forward-looking statements that involve numerous risks and uncertainties which may be difficult to predict. The statements contained in this Current Report Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Exchange Act, including, without limitation, the management of the Company and the Company's expectations, beliefs, strategies, objectives, plans, intentions and similar matters. All forward-looking statements included in this Current Report Form 8-K are based on information available to the Company on the date hereof. In some cases, you can identify forward-looking statements by terminology such as "may," "can," "will," "should," "could," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "goals," "projects," "outlook," "continue," "preliminary," "guidance," or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements.

Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove to be inaccurate. We can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by the Company or any person that the future events, plans, or expectations contemplated by our company will be achieved.

We caution against placing undue reliance on forward-looking statements, which contemplate our current beliefs and are based on information currently available to us as of the date a particular forward-looking statement is made. Any and all such forward-looking statements are as of the date of this Current Report Form 8-K. We undertake no obligation to revise such forward-looking statements to accommodate future events, changes in circumstances, or changes in beliefs, except as required by law. In the event that we do update any forward-looking statements, no inference should be made that we will make additional updates with respect to that particular forward-looking statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements may appear in the Company's public filings with the SEC, which are available to the public at the SEC's website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eco Science Solutions Inc.

Date: August 6, 2019	By:	/s/ Jeffery Taylor
Name: Jeffery Taylor
Title: President

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